Exhibit 99.2


       SELECTED COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL DATA

      The following unaudited pro forma financial information of Franklin Street Properties Corp. ("FSP Corp." or the "Registrant") gives effect to the acquisition of a property ("One Overton Park") on June 27, 2006 by FSP One Overton Park LLC (the "Purchaser"), a wholly-owned subsidiary of FSP Corp. and the acquisition by merger (the "2006 Merger") of FSP Willow Bend Office Center Corp. ("Willow Bend"), FSP Innsbrook Corp. ("Innsbrook"), FSP 380 Interlocken Corp. ("380 Interlocken"), FSP Blue Lagoon Drive Corp. ("Blue Lagoon"), and FSP Eldridge Green Corp. ("Eldridge") (collectively, the "Target REITs") by five wholly-owned acquisition subsidiaries of FSP Corp., which was consummated on April 30, 2006 and previously reported in Current Reports on Form 8-K filed on May 4, 2006 and May 22, 2006. In addition, the following unaudited pro forma financial information gives effect to the 2005 Merger (as defined in note (g) to these Combining Condensed Consolidated Pro Forma Statements of Income).

      The unaudited pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp., One Overton Park and the Target REITs. FSP Corp.'s consolidated balance sheet as of June 30, 2006 reflects the acquisition of One Overton Park and the Target REITs; therefore a pro forma balance sheet is not presented. The pro forma consolidated statements of income for the six months ended June 30, 2006 and for the year ended December 31, 2005 are presented as if the acquisitions occurred at the beginning of the periods presented.

      Certain balances in One Overton Park and the Target REIT financial statements have been reclassified to conform to FSP Corp.'s presentation.

      The unaudited pro forma financial information has been derived from the consolidated financial statements of FSP Corp., One Overton Park and the Target REITs and should be read in conjunction with those financial statements and the accompanying notes. For FSP Corp., please refer to its quarterly report on Form 10-Q for the quarter ended June 30, 2006.

      The unaudited pro forma consolidated financial statement data are not necessarily indicative of what the actual financial position or results of operations of the combined companies would have been as of the date or for the period indicated, nor do they purport to represent the financial position or results of operations of the combined companies as of or for any future period.

                        Franklin Street Properties Corp.
         Combining Condensed Consolidated Pro Forma Statements of Income
                            For the Six Months Ended
                                  June 30, 2006
                                   (Unaudited)

                                                                    2006 Merger        One Overton
                                                                     Pro Forma            Park
                                                   Historical        Adjustment        Acquisition
(in thousands, except per share amounts)           FSP Corp.            (d)                (c)               Pro Forma
-------------------------------------------------------------------------------------------------------    --------------

Revenue:
     Rental income                                   $44,844            $8,111            $3,530              $56,485
Related party revenue:
     Syndication fees                                  5,426                --                --                5,426
     Transaction fees                                  5,408                --                --                5,408
     Management fees and interest on loans               869               (88)               --                  781
     Other                                                22                --                49                   71
-------------------------------------------------------------------------------------------------------    --------------
Total revenue                                         56,569             8,023             3,579               68,171
-------------------------------------------------------------------------------------------------------    --------------
Expenses:
     Rental operating expenses                         9,783             1,977             1,095               12,855
     Real estate taxes and insurance                   5,944             1,195               336                7,475
     Depreciation and amortization                    10,733             2,324             1,296               14,353
                                                                                                                    -
     Selling, general and administrative               3,758                --                --                3,758
     Commissions                                       2,832                --                --                2,832
     Interest                                          1,140                --                --                1,140
-------------------------------------------------------------------------------------------------------    --------------
Total expenses                                        34,190             5,496             2,727               42,413
-------------------------------------------------------------------------------------------------------    --------------

Income before interest income,
     equity in earnings in non-consolidated
     REITs, taxes, discontinued operations
     and gain on sales of properties                  22,379             2,527               852               25,758
   Interest Income                                     1,345               241                --                1,586
   Equity in income of non-consolidated
     REITs                                               236               (75)               --                  161
   Taxes on income (a)                                  (404)               --                --                 (404)
Income from discontinued operations                    1,952                --                --                1,952
   Gain on sale of properties                         28,108                --                --               28,108
-------------------------------------------------------------------------------------------------------    --------------
Net income                                           $53,616            $2,693              $852              $57,161
=======================================================================================================    ==============

Weighted average shares outstanding,
     basic and diluted                                63,492                                                   70,776
-------------------------------------------------------------------------------------------------------------------------

Income per share attributable to:
   Continuing operations                             $  0.37                                                  $  0.38
   Discontinued operations                              0.03                                                  $  0.03
   Gain on sale of properties, net                      0.44                                                  $  0.40
--------------------------------------------------------------------------------------------------------------------------
Basic and diluted net income per share               $  0.84                                                  $  0.81
==========================================================================================================================

                        Franklin Street Properties Corp.
         Combining Condensed Consolidated Pro Forma Statements of Income
                               For the Year Ended
                                December 31, 2005
                                   (Unaudited)

                                                                             2005 Merger    2006 Merger    One Overton
                                                                Pro Forma     Pro Forma      Pro Forma         Park
                                                 Historical    Adjustments    Adjustment    Adjustment     Acquisition
(in thousands, except per share amounts)         FSP Corp.         (b)           (g)            (f)            (e)         Pro Forma
------------------------------------------------------------------------------------------------------------------------  ----------
Revenue:
     Rental income                                 $75,896       $(10,114)       $6,633        $24,751         $4,644      $101,810
Related party revenue:
     Syndication fees                                9,268             --            --             --             --         9,268
     Transaction fees                                9,412             --            --             --             --         9,412
     Management fees and interest on loans           1,807             --           (77)          (264)            --         1,466
     Other                                              10            (10)           --             --             79            79
------------------------------------------------------------------------------------------------------------------------  ----------
Total revenue                                       96,393        (10,124)        6,556         24,487          4,723       122,035
------------------------------------------------------------------------------------------------------------------------  ----------
Expenses:
     Rental operating expenses                      17,350         (2,557)        1,556          4,826          1,955        23,130
     Real estate taxes and insurance                10,105           (953)          818          3,602            687        14,259
     Depreciation and amortization                  15,927         (1,925)        1,648          6,972          2,592        25,214
                                                                                                                                  -
     Selling, general and administrative             7,452             --           495            588             --         8,535
     Commissions                                     5,005             --            --             --             --         5,005
     Interest                                        2,997             --            --             --             --         2,997
------------------------------------------------------------------------------------------------------------------------  ----------
Total expenses                                      58,836         (5,435)        4,517         15,988          5,234        79,140
------------------------------------------------------------------------------------------------------------------------  ----------

Income (loss) before interest income,
     equity in earnings in non-consolidated
     REITs, taxes, discontinued operations
     and gain on sales of properties                37,557         (4,689)        2,039          8,499           (511)       42,895
   Interest Income                                   1,588             --           112            384             --         2,084
   Equity in income of non-consolidated
     REITs                                           1,397             --            --           (248)            --         1,149
   Taxes on income (a)                                (422)            --            --             --             --          (422)
Income from discontinued operations                  4,503          4,689            --             --             --         9,192
   Gain on sale of properties                       30,493             --            --             --             --        30,493
------------------------------------------------------------------------------------------------------------------------  ----------
Net income (loss)                                  $75,116       $     --        $2,151        $ 8,635         $ (511)     $ 85,391
========================================================================================================================  ==========

Weighted average shares outstanding,
     basic and diluted                              56,847                                                                   71,431
------------------------------------------------------------------------------------------------------------------------------------

Income per share attributable to:
   Continuing operations                           $  0.70                                                                 $   0.64
   Discontinued operations                            0.08                                                                 $   0.13
   Gain on sale of properties, net                    0.54                                                                 $   0.43
------------------------------------------------------------------------------------------------------------------------------------
Basic and diluted net income per share             $  1.32                                                                 $   1.20
====================================================================================================================================

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

BASIS OF PRESENTATION

      The following unaudited combining condensed consolidated pro forma financial statement presentation has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma statements of income are presented as if the acquisition and mergers occurred as of the beginning of the periods presented.

      Each of the acquisition of One Overton Park on June 27, 2006 and the 2006 Merger has been treated as a purchase of assets. One Overton Park and the Target REITs' assets and liabilities have been recorded on FSP Corp.'s books at their fair value as of the effective date of the mergers as determined in accordance with generally accepted accounting principles in the United States (or "GAAP").

PRO FORMA ADJUSTMENTS

      Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the combining condensed consolidated financial pro forma information. These assumptions are as follows:

      (a) FSP Corp. and each of the Target REITs have elected to be, and are qualified as, a real estate investment trust for federal income tax purposes. Each entity has met the various required tests; therefore, no provision for federal or state income taxes has been reflected on real estate operations.

            FSP Corp. has subsidiaries which are not in the business of real estate operations. Those subsidiaries are taxable as real estate investment trust subsidiaries, or TRS, and are subject to income taxes at statutory tax rates. The taxes on income shown in the pro forma statements of income are the taxes on income of the TRS. There are no material items that would cause a deferred tax asset or a deferred tax liability.

      (b) The pro forma adjustments reflect the adjustments needed to classify the operations of three properties sold or held for sale subsequent to December 31, 2005 as discontinued operations.

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (c) The following table combines the historical operations of the One Overton Park for the period starting January 1, 2006 through the acquisition date.

                                                 One Overton      Adjustments
(in thousands)                                       Park       resulting from     Pro Forma
                                                  Historical      Acquisition     Adjustment
                                                 -----------    --------------    ----------

Revenue:
Rental (1)                                         $  3,548        $    (18)       $  3,530
Management fees and interest on loans                    --              --              --
Other                                                    49              --              49
                                                   --------        --------        --------
Total revenue                                         3,597             (18)          3,579
                                                   --------        --------        --------

Expenses:
Rental operating expenses                             1,095              --           1,095
Real estate taxes and insurance                         336              --             336
Depreciation and amortization (2)                        --           1,296           1,296
Selling, general and administrative                      --              --              --
                                                   --------        --------        --------
Total expenses                                        1,431           1,296           2,727
                                                   --------        --------        --------

Income (loss) before interest income,
     equity in earnings in non-consolidated
     REITs, taxes, discontinued operations
     and gain on sales of properties                  2,166          (1,314)            852
Interest income                                          --              --              --
Equity Interest in non-consolidated REITs                --              --
                                                   --------        --------        --------
Net income                                         $  2,166        $ (1,314)       $    852
                                                   ========        ========        ========

(1) The pro forma rental adjustment includes amounts related to the amortization of above and/or below market leases, which are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141.

(2) The pro forma for depreciation and amortization is due to depreciation of the acquired building and improvements using a straight-line method over and estimated life of 39 years. In addition, the value of the in place leases (exclusive of the value of above and/or below market leases), are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141.

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (d) The following table combines the historical operations of the 2006 Merger for the four months ended April 30, 2006.

                                                                                                      Adjustments
(in thousands)                          Willow                     380         Blue                 resulting from    Pro Forma
                                         Bend     Innsbrook    Interlocken    Lagoon    Eldridge      2006 Merger     Adjustment
                                        ------    ---------    -----------    ------    --------    --------------    ----------
Revenue:
Rental (1)                              $  764      $1,846       $1,856       $1,801     $2,141          $ (297)        $8,111
Management fees and
   interest on loans (2)                    --          --           --           --         --             (88)           (88)
                                        ------      ------       ------       ------     ------          ------         ------
Total revenue                              764       1,846        1,856        1,801      2,141            (385)         8,023
                                        ------      ------       ------       ------     ------          ------         ------

Expenses:
Rental operating expenses (2)              274         731          589          114        357             (88)         1,977
Real estate taxes and
   insurance                               128         131          397          219        320              --          1,195
Depreciation and
   amortization (3)                        222         356          318          479        367             582          2,324
Selling, general and
   administrative (4)                       69         123          125          150        121            (588)            --
                                        ------      ------       ------       ------     ------          ------         ------
Total expenses                             693       1,341        1,429          962      1,165             (94)         5,496
                                        ------      ------       ------       ------     ------          ------         ------

Income (loss) before interest
   income, equity in earnings
   in non-consolidated REITs,
   taxes, discontinued operations
   and gain on sales of properties          71         505          427          839        976            (291)         2,527
Interest income                             17          38           71           77         38              --            241
Equity Interest in
   non-consolidated REITs (5)               --          --           --           --         --             (75)           (75)
                                        ------      ------       ------       ------     ------          ------         ------
Net income (loss)                       $   88      $  543       $  498       $  916     $1,014          $ (366)        $2,693
                                        ======      ======       ======       ======     ======          ======         ======

(1) The pro forma rental adjustment includes amounts related to the amortization of above and/or below market leases, which are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141.
(2) Management fees of $88,000 charged by FSP Corp. to the Target REITs for the four months ended April 30, 2006 have been eliminated from revenue and expenses.
(3) The pro forma for depreciation and amortization is due to depreciation of the acquired building and improvements using a straight-line method over and estimated life of 39 years. In addition, the value of the in place leases (exclusive of the value of above and/or below market leases), are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141.
(4) Costs of the 2006 Merger to the Target REITs were approximately $588,000 and are reflected as incurred in the period ending December 31, 2005, and are recorded as an administrative expense. (5) The $75,000 of equity in earnings of non-consolidated REITs for the four months ended April 30, 2006 related to FSP Corp.'s investment in Blue Lagoon has been eliminated from revenue.

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (e) The following table combines the historical operations of One Overton Park for the year ended December 31, 2005.

                                               One Overton     Adjustments
(in thousands)                                     Park      resulting from   Pro Forma
                                                Historical     Acquisition    Adjustment
                                               -----------   --------------   ----------

Revenue:
Rental (1)                                       $  4,680       $    (36)      $  4,644
Management fees and interest on loans                  --             --             --
Other                                                  79             --             79
                                                 --------       --------       --------
Total revenue                                       4,759            (36)         4,723
                                                 --------       --------       --------

Expenses:
Rental operating expenses                           1,955             --          1,955
Real estate taxes and insurance                       687             --            687
Depreciation and amortization (2)                      --          2,592          2,592
Selling, general and administrative                    --             --             --
                                                 --------       --------       --------
Total expenses                                      2,642          2,592          5,234
                                                 --------       --------       --------

Income (loss) before interest income,
     equity in earnings in non-consolidated
     REITs, taxes, discontinued operations
     and gain on sales of properties                2,117         (2,628)          (511)
Interest income                                        --             --             --
Equity Interest in non-consolidated REITs              --             --             --
                                                 --------       --------       --------
Net income (loss)                                $  2,117       $ (2,628)      $   (511)
                                                 ========       ========       ========

(1) The pro forma rental adjustment includes amounts related to the amortization of above and/or below market leases, which are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141.
(2) The pro forma for depreciation and amortization is due to depreciation of the acquired building and improvements using a straight-line method over and estimated life of 39 years. In addition, the value of the in place leases (exclusive of the value of above and/or below market leases), are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141.

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (f) The following table combines the historical operations of the 2006 Merger for the year ended December 31, 2005.

                                                                                                           Adjustments
                                                                                                            resulting
(in thousands)                                   Willow                    380         Blue                   from       Pro Forma
                                                  Bend      Innsbrook  Interlocken    Lagoon    Eldridge   2006 Merger   Adjustment
                                                ---------   ---------  -----------  ---------   ---------  -----------   ----------

Revenue:
Rental (1)                                      $   2,129   $   5,591   $   6,100   $   5,371   $   6,452   $    (892)   $  24,751
Management fees and interest on loans (2)              --          --          --          --          --        (264)        (264)
                                                ---------   ---------   ---------   ---------   ---------   ---------    ---------
Total revenue                                       2,129       5,591       6,100       5,371       6,452      (1,156)      24,487
                                                ---------   ---------   ---------   ---------   ---------   ---------    ---------

Expenses:
Rental operating expenses (2)                         860       1,528       1,442         325         935        (264)       4,826
Real estate taxes and insurance                       334         416       1,283         643         926          --        3,602
Depreciation and amortization (3)                     677       1,066         948       1,439       1,100       1,742        6,972
Selling, general and administrative (4)                --          --          --          --          --         588          588
                                                ---------   ---------   ---------   ---------   ---------   ---------    ---------
Total expenses                                      1,871       3,010       3,673       2,407       2,961       2,066       15,988
                                                ---------   ---------   ---------   ---------   ---------   ---------    ---------

Income (loss) before interest income,
     equity in earnings in
     non-consolidated REITs, taxes,
     discontinued operations
     and gain on sales of properties                  258       2,581       2,427       2,964       3,491      (3,222)       8,499
Interest income                                        48          63         111          95          67          --          384
Equity Interest in non-consolidated REITs (5)          --          --          --          --          --        (248)        (248)
                                                ---------   ---------   ---------   ---------   ---------   ---------    ---------
Net income (loss)                               $     306   $   2,644   $   2,538   $   3,059   $   3,558   $  (3,470)   $   8,635
                                                =========   =========   =========   =========   =========   =========    =========

(1) The pro forma rental adjustment includes amounts related to the amortization of above and/or below market leases, which are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141.
(2) Management fees of $264,000 charged by FSP Corp. to the Target REITs for the four months ended April 30, 2006 have been eliminated from revenue and expenses.
(3) The pro forma for depreciation and amortization is due to depreciation of the acquired building and improvements using a straight-line method over and estimated life of 39 years. In addition, the value of the in place leases (exclusive of the value of above and/or below market leases), are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141.

(4) Costs of the 2006 Merger to the Target REITs were approximately $588,000 and are reflected as incurred in the period ending December 31, 2005, and are recorded as an administrative expense.
(5) The $248,000 of equity in earnings of non-consolidated REITs for the four months ended April 30, 2006 related to FSP Corp.'s investment in Blue Lagoon has been eliminated from revenue.

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (g) The following table combines the historical operations of the 2005 Merger (as defined below) for the four months ended April 30, 2005. The 2005 Merger refers to the acquisition by merger of FSP Addison Circle Corp., FSP Collins Crossing Corp., FSP Montague Business Center Corp., and FSP Royal Ridge Corp. (collectively, the "2005 Target REITs") by four wholly-owned acquisition subsidiaries of FSP Corp., which was consummated on April 30, 2005 and previously reported in FSP Corp.'s Current Report on Form 8-K filed on May 4, 2005.

                                                                     Adjustments
(in thousands)                                      2005 Merger    resulting from        Pro Forma
                                                     Historical      2005 Merger        Adjustment
                                                   -------------    -------------     -------------

Revenue:
Rental (1)                                         $       7,141    $        (508)    $       6,633
Management fees and interest on loans (2)                     --              (77)              (77)
                                                   -------------    -------------     -------------
Total revenue                                              7,141             (585)            6,556
                                                   -------------    -------------     -------------

Expenses:
Rental operating expenses (2)                              1,633              (77)            1,556
Real estate taxes and insurance                              818               --               818
Depreciation and amortization (3)                          1,371              277             1,648
Selling, general and administrative (4)                      143              352               495
                                                   -------------    -------------     -------------
Total expenses                                             3,965              552             4,517
                                                   -------------    -------------     -------------

Income (loss) before interest income,
     equity in earnings in non-consolidated
     REITs, taxes, discontinued operations
     and gain on sales of properties                       3,176           (1,137)            2,039
Interest income                                              112               --               112
Equity Interest in non-consolidated REITs                     --               --                --
                                                   -------------    -------------     -------------
Net income (loss)                                  $       3,288    $      (1,137)    $       2,151
                                                   =============    =============     =============

(1) The pro forma rental adjustment includes amounts related to the amortization of above and/or below market leases, which are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141.
(2) Management fees of $77,000 charged by FSP Corp. to the 2005 Target REITs for the four months ended April 30, 2005 have been eliminated from revenue and expenses.
(3) The pro forma for depreciation and amortization is due to depreciation of the acquired building and improvements using a straight-line method over and estimated life of 39 years. In addition, the value of the in place leases (exclusive of the value of above and/or below market leases), are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141.
(4) Costs of the 2005 Merger to the 2005 Target REITs were approximately $495,000 and are reflected as incurred in the period ending December 31, 2005, and are recorded as an administrative expense.